UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2021
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware			1-4797	36-1258310
(State or other jurisdiction of incorporation)			(Commission File No.)	(I.R.S. Employer Identification No.)

155 Harlem Avenue	Glenview	IL		60025
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITW	New York Stock Exchange
1.75% Euro Notes due 2022	ITW22	New York Stock Exchange
1.25% Euro Notes due 2023	ITW23	New York Stock Exchange
0.250% Euro Notes due 2024	ITW24A	New York Stock Exchange
0.625% Euro Notes due 2027	ITW27	New York Stock Exchange
2.125% Euro Notes due 2030	ITW30	New York Stock Exchange
1.00% Euro Notes due 2031	ITW31	New York Stock Exchange
3.00% Euro Notes due 2034	ITW34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of the Company was held on May 7, 2021 for the purposes of (i) electing the ten director nominees named in the Company’s proxy statement for the meeting to hold office until the next annual meeting of stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021; (iii) approving, on an advisory basis, a resolution relating to the executive compensation of the named executive officers as disclosed in the Company’s proxy statement; and (iv) considering a non-binding stockholder proposal to permit stockholders to act by written consent.

All ten nominees for director named in the Company’s proxy statement for the meeting were elected by the votes set forth below.

Election of Directors	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Daniel J. Brutto	254,781,988	2,025,388	373,808	24,553,935
Susan Crown	250,415,712	6,490,762	274,710	24,553,935
Darrell L. Ford	255,243,287	1,552,776	385,121	24,553,935
James W. Griffith	253,288,772	3,582,078	310,334	24,553,935
Jay L. Henderson	254,735,885	2,080,177	365,122	24,553,935
Richard H. Lenny	246,830,486	9,645,403	705,295	24,553,935
E. Scott Santi	244,946,821	10,891,422	1,342,941	24,553,935
David B. Smith, Jr.	250,126,028	6,698,944	356,212	24,553,935
Pamela B. Strobel	245,667,013	11,230,422	283,749	24,553,935
Anré D. Williams	252,514,542	4,315,489	351,153	24,553,935

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021 was ratified by the vote set forth below.

Ratification of independent registered public accounting firm	FOR	AGAINST	ABSTAIN
	278,926,489	2,504,831	303,799

The non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the “Compensation Discussion and Analysis” section, the compensation tables and any related material disclosed in the Company’s proxy statement for the meeting pursuant to the Securities and Exchange Commission’s compensation disclosure rules was approved by the vote set forth below.

Advisory vote to approve executive compensation	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	240,364,642	15,718,317	1,098,225	24,553,935

The stockholder proposal requesting that stockholders approve a non-binding resolution to permit stockholders to act by written consent was defeated by the vote set forth below.

Stockholder proposal to permit stockholders to act by written consent	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	90,846,781	160,762,579	5,571,824	24,553,935

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: May 13, 2021	By: /s/ Norman D. Finch Jr.
Norman D. Finch Jr.
Senior Vice President, General Counsel and Secretary